                     SHORT TERM FACILITY EXTENSION AMENDMENT


                  THIS SHORT TERM FACILITY EXTENSION AMENDMENT (the "Amendment") is made and dated as of the 23rd day of September, 1998 by and among COUNTRYWIDE HOME LOANS, INC. (the "Company"), the Short Term Lenders under (and as that term and capitalized terms not otherwise defined herein are defined in) the Revolving Credit Agreement described below) and BANKERS TRUST COMPANY, as Credit Agent (in such capacity, the "Credit Agent").

RECITALS

A. Pursuant to that certain Revolving Credit Agreement dated as of September 24, 1997 by and among the Company, the Lenders party thereto, including, without limitation, the Short Term Lenders, the Credit Agent and others (as amended, extended and replaced from time to time, the "Revolving Credit Agreement"), the Short Term Lenders agreed to extend credit to the Company in the form of a 364-day revolving credit facility.

B. The Company has requested that the Short Term Lenders currently party to the Revolving Credit Agreement agree to extend the Short Term Facility Maturity Date and certain of such Short Term Lenders have agreed to do so on the terms and subject to the conditions set forth herein.

NOW,  THEREFORE,  in  consideration of the above Recitals and for other good and
valuable   consideration,   the  receipt  and   adequacy  of  which  are  hereby
acknowledged, the parties hereto hereby agree as follows:


AGREEMENT

1.Extension of Maturity Date. To reflect the agreement of the Short Term Lenders to extend the Short Term Facility Maturity Date, effective as of the Amendment Effective Date (as defined in Paragraph 6 below), the definition of "Short Term Facility Maturity Date" set forth in the Glossary attached to the Revolving Credit Agreement is hereby amended to delete the date "September 23, 1998" appearing therein and to replace the same with the date "September 22, 1999".

2.Extension of Short Term Facility Fee Letter. To reflect the agreement of the Company to continue to pay to the Short Term Lenders a facility fee during the period from the current Short Term Facility Date to the Short Term Facility Maturity Date as extended hereunder, the Company hereby reaffirms the Short Term Facility Fee Letter dated as of September 24, 1997 and agrees that the "Short Term Facility Maturity Date" referred to therein shall mean the Short Term Facility Maturity Date as extended hereunder.

3.Revised Commitment Schedule. To reflect certain changes in the financial institutions which will be participating in the Short Term Facility as extended hereby and other modifications in the Short Term Facility Credit Limit and the Short Term Facility Percentage Shares of the Short Term Lenders participating in the Short Term Facility as extended hereby, the Commitment Schedule is hereby revised as of the Amendment Effective Date consistent with Amendment Schedule I attached hereto.

4.Reaffirmation  of Loan  Documents.  The Company hereby affirms and agrees that
(a) the execution and delivery by the Company of and the performance of its obligations under this Amendment shall not in any way amend, impair, invalidate or otherwise affect any of the obligations of the Company or the rights of the Credit Agent, the Lenders or any other Person under the Revolving Credit Agreement or any other Credit Document, (b) the term "Obligations" as used in the Credit Documents includes, without limitation, the Obligations of the Company under the Revolving Credit Agreement as amended hereby, and (c) the Revolving Credit Agreement as amended hereby and the other Credit Documents remain in full force and effect.

5.Reaffirmation of Guaranties. By executing this Amendment as provided below, the Parent acknowledges the terms and conditions of this Amendment and affirms and agrees that (a) the execution and delivery by the Company and the performance of its obligations under this Amendment shall not in any manner or to any extent affect any of the obligations of the Parent or the rights of the Credit Agent, the Lenders or any other Person under the Guaranty, the Subordination Agreement or any other document or instrument made or given by the Parent in connection therewith, (b) the term "Obligations" as used in the Guaranty and the Subordination Agreement includes, without limitation, the Obligations of the Company under the Revolving Credit Agreement as amended hereby, and (c) the Guaranty and the Subordination Agreement remain in full force and effect.

6.Amendment Effective Date. This Amendment shall be effective as of the day and year first above written upon the date (the "Amendment Effective Date") that there has been delivered to the Credit Agent:

(a)A copy of this Amendment, duly executed by each party hereto and acknowledged by the Parent; and

(b)Such corporate resolutions, incumbency certificates and other authorizing documentation as the Credit Agent may request.

As required pursuant to Paragraph 13(b) of the Revolving Credit Agreement, following the Amendment Effective Date the Credit Agent shall provide a copy of this Amendment, including the Commitment Schedule effective as of the Amendment Effective Date, to all parties to the Credit Documents.

7.Representations and Warranties. The Company hereby represents and warrants to the Credit Agent and each of the Short Term Lenders that at the date hereof and at and as of the Amendment Effective Date:

(a)Each of the Company and the Parent has the corporate power and authority and the legal right to execute, deliver and perform this Amendment and has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment. This Amendment has been duly executed and delivered on behalf of the Company and the Parent and constitutes the legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms.

(b)Both prior to and after giving effect hereto: (1) the representations and warranties of the Company and the Parent contained in the Credit Documents are accurate and complete in all respects, and (2) there has not occurred an Event of Default or Potential Default.

8.No Other Amendment. Except as expressly amended hereby, the Credit Documents shall remain in full force and effect as written and amended to date.

9.Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.


COUNTRYWIDE HOME LOANS, INC.,
a New York corporation




By    /s/___________________________________
Name Thomas Keith McLaughlin
Title Managing Director & Chief Financial Officer





BANKERS TRUST COMPANY,
as Credit Agent




By
Name
Title


BANCA CRT S.p.A., as a Short Term Lender




By
Name
Title


By
Name
Title


BANCA DI NAPOLI S.p.A., NEW YORK BRANCH, as a Short Term Lender




By
Name
Title


By
Name
Title __________________________________________________________________________




BANCA DI ROMA, SAN FRANCISCO BRANCH, as a Short Term Lender




By
Name
Title


By
Name
Title __________________________________________________________________________

BANCA MONTE DEI PASCHI DI SIENA S.p.A., NEW YORK BRANCH,  as a Short Term Lender




By
Name
Title


By
Name
Title


BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as a Short Term Lender




By
Name
Title


BANK OF HAWAII, as a Short Term Lender




By
Name
Title


THE BANK OF NEW YORK, as a Short Term Lender




By
Name
Title

BANK ONE, TEXAS, N.A., as a Short Term Lender




By
Name
Title


BANKERS TRUST COMPANY, as a Short Term Lender




By
Name
Title


BANQUE NATIONALE DE PARIS, as a Short Term Lender




By
Name
Title


By
Name
Title


PARIBAS, as a Short Term Lender




By
Name
Title


By
Name
Title

BARCLAYS BANK PLC, as a Short Term Lender




By
Name
Title


BAYERISCHE LANDESBANK GIROZENTRALE, CAYMAN ISLANDS BRANCH,as a Short Term Lender


By _____________________________________________________________________________
Name _____________________________________________________ _____________________
Title __________________________________________________________________________


By _____________________________________________________________________________
Name ___________________________________________________________________________
Title __________________________________________________________________________


CANADIAN IMPERIAL BANK OF COMMERCE, as a Short Term Lender




By
Name
Title


THE CHASE MANHATTAN BANK, as a Short Term Lender




By
Name
Title

CREDIT LYONNAIS, SAN FRANCISCO BRANCH, as a Short Term Lender



By
Name
Title


DEUTSCHE BANK AG, NEW YORK AND/OR CAYMAN ISLANDS BRANCHES,as a Short Term Lender




By
Name
Title


By
Name
Title


THE FIFTH THIRD BANK, as a Short Term Lender




By
Name
Title


THE FIRST NATIONAL BANK OF CHICAGO, as a Short Term Lender




By
Name
Title

FIRST UNION NATIONAL BANK, as a Short Term Lender




By
Name
Title


FLEET NATIONAL BANK, as a Short Term Lender




By
Name
Title


THE FUJI BANK, LIMITED, LOS ANGELES AGENCY, as a Short Term Lender




By
Name
Title


THE INDUSTRIAL BANK OF JAPAN, LIMITED, LOS ANGELES AGENCY,as a Short Term Lender




By
Name
Title

KBC BANK N.V., as a Short Term Lender




By
Name
Title


By _____________________________________________________________________________
Name ___________________________________________________________________________
Title __________________________________________________________________________


LASALLE NATIONAL BANK, as a Short Term Lender



By
Name
Title


MELLON BANK, N.A., as a Short Term Lender




By
Name
Title


THE MITSUBISHI TRUST AND BANKING CORPORATION, LOS ANGELES AGENCY, as a Short Term Lender




By
Name
Title

MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as a Short Term Lender




By
Name
Title


NATIONSBANK, N.A., as a Short Term Lender




By
Name
Title


NORDDEUTSCHE LANDESBANK GIROZENTRALE, NEW YORK BRANCH AND/OR CAYMAN ISLANDS BRANCH, as a Short Term Lender




By
Name
Title


By
Name
Title


ROYAL BANK OF CANADA, as a Short Term Lender




By
Name
Title

STAR BANK, NATIONAL ASSOCIATION, as a Short Term Lender




By
Name
Title


THE SUMITOMO BANK, LIMITED, LOS ANGELES BRANCH, as a Short Term Lender




By
Name
Title


UNION BANK OF CALIFORNIA, N.A., as a Short Term Lender




By
Name
Title


U. S. BANK NATIONAL ASSOCIATION, formerly known as U.S. National Bank of Oregon, as a Short Term Lender,




By
Name
Title

WESTDEUTSCHE LANDESBANK GIROZENTRALE, NEW YORK BRANCH/CAYMAN ISLANDS BRANCH, as a Short Term Lender




By
Name
                                             Title


ACKNOWLEDGED and AGREED TO as of the date first written above:

COUNTRYWIDE CREDIT INDUSTRIES, INC.,
a Delaware corporation




By /s/____________________________________________
Name  Thomas Keith McLaughlin
Title  Managing Director and Treasurer

AMENDMENT SCHEDULE I

                                           COUNTRYWIDE HOME LOANS, INC.
                                            Revolving Credit Facilities
                                                Commitment Schedule
                                             as of September 23, 1998



                                       [TO BE PROVIDED BY THE CREDIT AGENT]